UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 12, 2009

eLOYALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27975	36-4304577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Field Drive, Suite 250, Lake Forest, Illinois	60045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 582-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b) On February 12, 2009, eLoyalty Corporation (“eLoyalty” or the “Company”) announced that Christopher Min, Vice President, Chief Financial Officer and Corporate Secretary, is leaving the Company effective February 13, 2009. Chris Carsen, Vice President, Associate General Counsel and Chief Privacy Officer will perform the corporate secretary duties following the departure of Mr. Min.

(c) On February 12, 2009, eLoyalty Corporation announced the promotion of Bill Noon to Vice President and Chief Financial Officer, effective immediately. Mr. Noon, 44, has held the position of Vice President and Controller of eLoyalty since 2004. Prior to that time, he was Corporate Controller of eLoyalty from 2003 to 2004 and Director, Financial Planning and Treasury from 2000 to 2003.

A copy of the Company’s press release announcing Mr. Min’s departure and Mr. Noon’s appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a), (b) and (c) not applicable

(d) Exhibits:

99.1	Press Release, dated February 12, 2009, announcing eLoyalty’s appointment of Bill Noon to Vice President and Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eLOYALTY CORPORATION

Date: February 12, 2009	By:	/s/ BILL NOON
Bill Noon
Vice President and Chief Financial Officer